                                                                 EXHIBIT 10.bbb



                     ASSIGNMENT AND ASSUMPTION OF LEASES


        THIS ASSIGNMENT AND ASSUMPTION OF LEASES (hereinafter referred to as this "Agreement"), made and entered into as of the 31st day of December, 1996, by and between 333 WACKER DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership (hereinafter referred to as "Seller"), and OVERSEAS PARTNERS (333), INC., an Illinois corporation (hereinafter referred to as "Purchaser").


                                 WITNESSETH:

        WHEREAS, Seller is the owner of certain improved real property (hereinafter referred to as the "Property") located in the City of Chicago, County of Cook, State of Illinois, as more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof; and

        WHEREAS, Seller has on even date conveyed the Property to Purchase, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain leases related to the Property as more particularly described below.

        NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser here covenant and agree as follows:

        1. ASSIGNMENT AND ASSUMPTION. Seller hereby transfers and assigns to Purchaser all of Seller's right, title and interest in and to the lease, rental and occupancy agreements (hereinafter referred to collectively as the "Leases") described in Exhibit "B" attached hereto and by this reference made a part hereof. Purchaser hereby assumes Seller's obligations and liabilities arising on or after the date of this Agreement under the Leases. Further, Purchaser hereby agrees to indemnify Seller and hold Seller harmless from any claims, loss, damage, liability, cost or expense (including, without limitation, reasonable attorney's fees) which Seller shall hereafter incur or have asserted against in with regard to said obligations and liabilities arising on or after the date of this Agreement assumed by Purchaser in connection with the Leases, and with regard to acts of Purchaser or a failure of Purchaser to act in connection with the Leases, which acts or failure to act occur on or after the date of this Agreement.

        2. SELLER'S INDEMNITY. Seller hereby agrees to indemnify Purchaser and hold Purchaser harmless from any claims, loss, damage, liability, cost or expense (including without limitation, reasonable attorney's fees) which Purchaser shall hereafter incur or have asserted against it in connection with obligations and liabilities under the Leases to the extent performance or payment of such obligations and liabilities was due prior to the date of this Agreement, and in connection with acts of Seller or a failure of Seller to act with respect to the Leases, which acts or failure to act occurred prior to the date of this Agreement. Notwithstanding the foregoing indemnity from Seller to Purchaser, Purchaser hereby agrees to reimburse Seller for $7,384.10 in alterations and $4,189.44 in leasing commissions as and when expended by Seller pursuant to a lease dated December 4, 1996 between Seller as Lessor and First Portland Corporation as Lessee.

        3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.

        IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the date first above written.



                                        SELLER:

                                        333 WACKER DRIVE LIMITED PARTNERSHIP,
                                        an Illinois limited partnership


                                        By:  The Equitable Life Assurance
                                        Society of the United States, general
                                        partner


                                        By:    /s/ Michael A. Lunder
                                               ___________________________
                                        Name:  Michael A. Lunder
                                        Title: Investment Officer

                                        PURCHASER:

                                        OVERSEAS PARTNERS (333), INC., an
                                        Illinois corporation

                                        By:    /s/ Bruce M. Barone
                                               ___________________________
                                        Name:  Bruce M. Barone
                                        Title: President

                                                                      EXHIBIT B



                               333 WACKER DRIVE
                                LEASE SUMMARY


TENANT                                          SUITE               DOCUMENT                                          DATE
------------------------------------------------------------------------------------------------------------------------------
Ameritech Health Connections, Inc.              2900                Lease                                             05/12/93
Arbor Office Suites                              700                Lease                                             12/10/84
Arbor Office Suites                              700                Agreement                                         11/29/89
Arbor Office Suites                              700                Storage Agreement                                 07/30/96
Arbor Office Suites                              700                Amendment to Lease                                06/31/92
Bain & Company, Inc.                            3000                First Amendment to Lease                          10/16/94
Bain & Company, Inc.                            3000                Lease                                             08/25/94
Bain & Company, Inc.                            3000                Storage Agreement                                 Not Dated
Bain & Company, Inc.                            3000                Subordination, Non-Disturbance Agreement          03/08/95
Barack, Ferrazzano, Kirchbaum & Perlman         2700                Lease                                             12/01/87
Barack, Ferrazzano, Kirchbaum & Perlman         2700                First Amendment to Lease                          02/05/92
Barack, Ferrazzano, Kirchbaum & Perlman         2700                Second Amendment to Lease                         07/16/93
Barack, Ferrazzano, Kirchbaum & Perlman         2700                Third Amendment to Lease                          11/30/94
Barack, Ferrazzano, Kirchbaum & Perlman         2700                Storage Agreement                                 03/08/95
Bard, Rao & Athenas Consulting Engineers         420                Lease                                             06/06/94
Bayerische Vareinsbank AG                        680                Lease                                             05/13/87
Bjork Group                                      620                Letter Agreement                                  01/03/94
Bjork Group                                      620                Extension Agreement                               01/26/86
Bjork Group                                      620                Extension Agreement                               11/26/96
Bjork Group                                      620                Guaranty                                          01/31/91
Bjork Group                                      620                First Amendment                                   01/31/91
Bjork Group                                      620                Lease                                             02/25/86
Bokar Investment Management, Inc.               1410                Extension Agreement                               02/26/96
Bokar Investment Management, Inc.               1410                Second Amendment to Lease                         12/19/90
Bokar Investment Management, Inc.               1410                Amendment to Lease                                05/04/87
Boker Investment Management, Inc.               1410                Lease                                             09/05/86
Bulgarian American Enterprise Fund              2080                First Amendment to Lease                          08/22/95
Bulgarian American Enterprise Fund              2080                Lease                                             03/31/92
Burditt & Radzius, Chartered                    2600                Lease                                             11/16/84
Burditt & Radzius, Chartered                    2600                Amendment to Lease                                07/28/87
Burditt & Radzius, Chartered                    2600                Second Amendment to Lease                         04/27/88
Burditt & Radzius, Chartered                    2600                Third Amendment to Lease                          02/28/91
Burditt & Radzius, Chartered                    2600                Fourth Amendment to Lease                         08/30/91
Carnow, Conibear & Associates, Ltd.             1400                Letter of Agreement                               09/20/90

                                                                     EXHIBIT "A"

                        LEGAL DESCRIPTION OF PROPERTY


PARCEL 1:

LOTS 7, 8 AND 9 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST
20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THE EAST 1/4 OF LOT 6 AND THE WEST 1/4 OF LOT 7 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, OTHERWISE KNOWN AS LOTS 10 AND 11 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6, ALL IN SAID BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, IN THE CITY OF CHICAGO, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

ALL OF LOT 5 AND THE WEST 1/2 OF LOT 6 AND THE WEST 1/2 OF THE EAST 1/2 OF LOT 6, ALL IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

THE EAST 1/4 OF LOT 1 AND THAT PART OF THE VACATED ALLEY LYING SOUTH AND ADJOINING SAID LAND IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

THE WEST 1/2 OF THE EAST 1/2 OF LOT 1 AND THAT PART OF THE VACATED ALLEY LYING SOUTH AND ADJOINING SAID LAND IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN THE SOUTH FRACTIONAL 1/2 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 6:

LOTS 3, 5 AND 6 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST
20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 7:

THE EAST 1/2 OF ORIGINAL LOT 8 IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, SOMETIMES ALSO DESCRIBED AS:

LOT 4 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7, 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                               333 WACKER DRIVE
                                LEASE SUMMARY


TENANT                                          SUITE               DOCUMENT                                          DATE
-------------------------------------------------------------------------------------------------------------------------------
Carnow, Conibear & Associates, Ltd.             1400                Guaranty                                          06/12/85
Carnow, Conibear & Associates, Ltd.             1400                First Amendment to Lease                          12/07/93
Carnow, Conibear & Associates, Ltd.             1400                Lease                                             Not Dated
Cassiday, Schade & Gloor                     1100 & 1200            Fourth Amendment to Lease                         12/01/92
Cassiday, Schade & Gloor                     1100 & 1200            Third Amendment to Lease                          08/01/86
Cassiday, Schade & Gloor                     1100 & 1200            Letter Agreement                                  10/20/94
Cassiday, Schade & Gloor                     1100 & 1200            Amendment to Lease                                10/31/85
Cassiday, Schade & Gloor                     1100 & 1200            Addendum to Lease                                 05/01/85
Cassiday, Schade & Gloor                     1100 & 1200            Lease                                             08/04/81
Cassiday, Schade & Gloor                     1100 & 1200            Second Amendment to Lease                         05/14/85
Cassiday, Schade & Gloor                     1100 & 1200            Storage Agreement                                 10/16/95
Chicago Title & Trust Company                   2020                Lease                                             03/30/94
Daniel S. Hefter & Associates                   1650                First Amendment to Lease                          04/11/90
Daniel S. Hefter & Associates                   1650                Lease                                               3/89
Daniel S. Hefter & Associates                   1650                Third Amendment to Lease                            9/95
Daniel S. Hefter & Associates                   1650                Assignment of Lease                               02/07/92
Daniel S. Hefter & Associates                   1650                Second Amendment to Lease                         11/29/93
Digital Services Corporation                    Roof                Lease                                             08/01/95
Digital Services Corporation                    Roof                Assignment and Assumption                         09/30/96
Digital Services Corporation                    Roof                Landlord's Consent of Assignment                  11/21/96
Facilities Capital Corporation                  1750                Lease                                             08/10/93
Facilities Capital Corporation                  1750                First Amendment to Lease                          04/21/94
Facilities Capital Corporation                  1750                Guaranty                                          08/10/93
Facilities Capital Corporation                  1750                Settlement Agreement and Release                  08/28/96
Fallon McEligott Incorporated                   1430                Lease                                               9/94
Federal Home Loan Mortgage Corporation       210 & 2500             Amendment to Lease                                09/30/86
Federal Home Loan Mortgage Corporation       210 & 2500             Second Amendment to Lease                         09/29/89
Federal Home Loan Mortgage Corporation       210 & 2500             Fourth Amendment to Lease                         12/31/92
Federal Home Loan Mortgage Corporation       210 & 2500             Third Amendment to Lease                          01/27/92
Federal Home Loan Mortgage Corporation       210 & 2500             Fifth Amendment to Lease                          01/31/95
Federal Home Loan Mortgage Corporation       210 & 2500             Lease                                             10/30/85
First Portland Corporation                       240                Lease                                             12/04/96
Federal Home Loan Mortgage Corporation       210 & 2500             Addendum to Lease                                 02/08/86
Forensic Technologies International, Inc.        600                Lease                                             06/16/93

                               333 WACKER DRIVE
                                LEASE SUMMARY


TENANT                                        SUITE                 DOCUMENT                                          DATE
-------------------------------------------------------------------------------------------------------------------------------
Greyrock Capital Group, Inc.                    1450                Lease                                             03/27/95
Greyrock Capital Group, Inc.                    1850                First Amendment to Lease                          11/10/96
Grosvenor Capital Management, L.P.              1600                Third Amendment to Lease                          05/23/96
Grosvenor Capital Management, L.P.              1600                Lease                                             11/02/92
Grosvenor Capital Management, L.P.              1600                First Amendment to Lease                          05/14/94
Grosvenor Capital Management, L.P.              1600                Second Amendment to Lease                         05/23/95
Haggerty, Koenig & Hill                          510                Lease                                             07/22/92
Harris, Rothenberg International                 820                Lease                                             Not Dated
Harris, Rothenberg International                 810                First Amendment to Lease                          02/27/95
Horwood, Marcus & Braun                         2800                Lease                                             03/01/89
Horwood, Marcus & Braun                         2800                Addendum to Lease                                 05/07/89
Horwood, Marcus & Braun                         2800                First Lease Amendment                             07/01/91
Horwood, Marcus & Braun                         2800                Second Lease Amendment                            04/30/92
James Layton International, Inc.                1050                Lease                                             04/09/93
John Nuveen & Company, Incorporated          31-36 Flrs.            First Amendment to Lease                          02/27/86
John Nuveen & Company, Incorporated          31-36 Flrs.            Lease                                             08/10/84
John Nuveen & Company, Incorporated          31-36 Flrs.            Second Amendment to Lease                         01/29/88
John Nuveen & Company, Incorporated          31-36 Flrs.            Fourth Amendment to Lease                         02/28/92
John Nuveen & Company, Incorporated          31-36 Flrs.            Fifth Amendment to Lease                          01/01/93
John Nuveen & Company, Incorporated          31-36 Flrs.             Third Amendment to Lease                          10/30/89
Karad Drug Company, Inc.                       Lobby                Lease                                               9/94
Karad Drug Company, Inc.                       Lobby                First Amendment to Lease                          08/31/95
Katz Randall & Weinberg                      1700 & 1800            Agreement                                         11/10/95
Katz Randall & Weinberg                      1700 & 1800            Lease                                             04/30/95
Kensington International                         610                Lease                                             08/30/94
Kenwood Associates, Inc.                         400                Lease                                             02/01/96
Linda's Magic Nails                             ML 100              Lease                                             01/02/96
MacKelvie & Associates                           830                First Amendment to Lease                          08/07/95
MacKelvie & Associates                           830                Lease                                              09/94
National Equity Advisors, Inc.                  2070                Lease                                             09/22/94
Nythan, Pfister, Barnbrick & Kinzie, P.C.        810                Lease                                             01/24/92
Pepi Corporation                                Lobby               Lease                                             Not Dated
Performance Analytics, Inc.                     1010                Lease                                             05/04/94
Performance Analytics, Inc.                     1010                First Amendment to Lease                          07/31/96

                                333 WACKER DRIVE
                                 LEASE SUMMARY

TENANT                                          SUITE               DOCUMENT                                          DATE
-------------------------------------------------------------------------------------------------------------------------------
Physician Advisors to Disability Managers        470                Lease                                             10/28/95
Rose & Associates                               1710                Letter of Agreement                               11/10/95
Rose & Associates                               1710                Lease                                             10/18/95
Sanchez & Daniels                                500                First Amendment to Lease                          10/31/95
Sanchez & Daniels                                500                Lease                                             12/12/91
Sheldon F. Good Realty, Inc.                     450                Lease                                             10/31/96
Sheldon F. Good Realty, Inc.                     450                First Amendment to Lease                          09/13/96
Sheldon F. Good Realty, Inc.                     450                Storage Agreement                                 02/01/87
Skadden, Arps, Slate, Meagher & Flom         21-23 Flrs.            Storage Agreement                                 02/17/94
Skadden, Arps, Slate, Meagher & Flom         21-23 Flrs.            Lease                                             05/30/88
Spectra Marketing Systems, Inc.                  900                Lease                                               05/96
Tetra Pak Inc.                               1500 & 1520            First Amendment to Lease                          03/14/94
Tetra Pak Inc.                               1500 & 1520            Lease                                             Not Dated
Tetra Pak Inc.                               1500 & 1520            Addendum to Lease                                   05/91
Tilton & Lewis Associates, Inc.                  200                First Amendment to Lease                          09/30/93
Tilton & Lewis Associates, Inc.                  200                Lease                                             03/10/85
AAR/RAILINC                                     2950                Third Amendment to Sublease                       05/30/96
AAR/RAILINC                                     2950                Assumption and Consent                            12/15/93
AAR/RAILINC                                     2950                Second Amendment to Sublease                      02/23/94
AAR/RAILINC                                     2950                Lease                                             12/02/87
AAR/RAILINC                                     2950                First Amendment to Sublease                       01/31/91
AAR/RAILINC                                     2950                Assumption and Consent                            08/01/93
Urban Investment and Development                2100                Fourth Amendment to Lease                         01/24/86
Urban Investment and Development                2100                Second Amendment to Lease                         01/30/94
Urban Investment and Development                2100                Third Amendment to Lease                          05/01/85
Urban Investment and Development                2100                Amendment to Lease                                05/01/85
Urban Investment and Development                2100                Fifth Amendment to Lease                          01/29/87
Urban Investment and Development                2100                Sixth Amendment to Lease                          06/30/88
Urban Investment and Development                2100                Lease                                             05/01/83
VTEL Corporation                                1060                Lease                                               05/96
